EP Strategic US Equity Fund and
EuroPac Hard Asset Fund
(each a “Fund” and collectively the “Funds”)
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 8, 2014 to the
Prospectus dated March 1, 2014 and the Statement of Additional Information dated March 1, 2014, as amended November 18, 2014

The Board of Trustees of the Trust has approved separate Plans of Liquidation for each of the EP Strategic US Equity Fund and the EuroPac Hard Asset Fund which authorize the termination, liquidation and dissolution of each Fund.  In order to effect such liquidations, the Funds are closed to all new investment.  Shareholders may redeem their shares until the date of liquidation.

Each Fund will be liquidated on or about January 8, 2015 (the “Liquidation Date”).  On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to each of its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

Please contact the Funds at 1-888-558-5851 if you have any questions or need assistance.

Please file this Supplement with your records.